As filed with the Securities and Exchange Commission on December 23, 2005

Registration No 333-60461

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File # 811-5563

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 28	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 123	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depository’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660

(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on __________________ pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on February 21, 2006 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously file post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec II Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
(Included in Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6, Accession No. 0000892569-05-000260, as filed on April 20, 2005, and in Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-6, Accession No. 0000892569-05-000626, as filed August 10, 2005, and in Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6, Accession No. 0000892569-05-001147, as filed December 6, 2005, and incorporated by reference herein.)

Supplement to Prospectus Dated May 1, 2005 for

Pacific Select Exec II Flexible Premium Variable Life Insurance Policy (the “policy”)
Issued by Pacific Life Insurance Company

You’ll find an explanation of what terms mean in your policy. The changes described in this supplement take effect on                         , 2006.

Fee tables is amended

The following is added under Optional benefits in the chart titled Transaction fees:

Charge	When charge is deducted	Amount deducted

Long-term performance rider	Upon full surrender of policy during the first 10 policy years	$0.72 - $91.91 per $1,000 of face amount*

*	The surrender charge under the rider replaces the maximum surrender charge for a base policy without Long-term performance rider coverage.

The following is added under Optional benefits, minimum and maximum in the chart titled Periodic charges other than Pacific Select Fund operating expenses:

		Amount deducted–	Amount deducted–
Charge	When charge is deducted	Maximum Guaranteed Charge	Current Charges

Guaranteed minimum distribution rider	Monthly, beginning on policy date	0.05% annually (0.0042% monthly) of the policy’s accumulated value less outstanding loan amount before exercise of the rider	Same

		0.50% annually (0.042% monthly) of the rider’s guaranteed distribution basis after exercise of the rider	Same

Minimum earnings benefit rider	Monthly, beginning on policy date	0.05% of the alternate accumulated value on the monthly payment date	Same

**	The guaranteed distribution basis is equal to the accumulated value less any outstanding policy debt on the effective date of rider exercise, or the effective date of any reset of the rider.
***	The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the policy’s accumulated value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor and alternate premium load are shown in the policy specifications. The alternate accumulated value monthly factor will never be less than 1.00295, and the alternate premium load will never exceed 25%.

Three new optional riders are available

The following is added to the bullet list in The Death Benefit: Optional riders:

•	Guaranteed minimum distribution rider

Guarantees minimum annual distributions from the policy’s accumulated value over a specified period of time following exercise of the rider.

•	Long-term performance rider

Improves long-term performance by reducing monthly deductions from the policy’s accumulated value.

•	Minimum earnings benefit rider

Allows allocation to the variable options while providing minimum earnings protection at rider maturity.

Supplement dated                   , 2006

Supplement dated ____________, 2006 to the
Statement of Additional Information Dated May 1, 2005 for
Pacific Select Exec II and M’s Versatile Product
Flexible Premium Universal Life Insurance Policies (each a “policy”)
Issued by Pacific Life Insurance Company
The following is added to MORE ON THE OPTIONAL RIDERS:
Guaranteed Minimum Distribution Rider
Guarantees minimum annual distributions from the policy’s accumulated value over a specified period of time following exercise of the rider. The rider may be purchased at policy issue for policies issued on or after ____________, 2006, subject to state availability. The rider is available for an insured who is age 65 or younger, and the policy death benefit qualification test elected is the guideline premium test. The monthly charge for this rider will be shown in your policy specifications pages.
Distributions are payments from the policy’s accumulated value to you, or to a person designated by you. This includes a requested withdrawal, a loan, a withdrawal necessary to maintain the policy’s qualification as life insurance under federal tax law, or any combination thereof. Requested distributions under this rider are in the form of a withdrawal, after which distributions are taken as policy loans. The distribution period is the period of time during which distributions are guaranteed under this rider.
You must send us a written request to exercise this rider. The exercise effective date of the rider will be the monthly payment date on or next following the date we receive your written request to exercise this rider or, if later, the date all conditions to exercise the rider have been met. You may also elect to reset the rider after it has been exercised. If you exercise your right to reset this rider, the date the rider is reset will become the new exercise effective date.
On any exercise effective date we will determine your guaranteed distribution basis. The guaranteed distribution basis is equal to your policy’s net accumulated value, which is the policy’s accumulated value less any outstanding loan amount. The guaranteed distribution basis does not change during the distribution period, unless you elect to reset the rider.
The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution. The guaranteed annual distribution is the guaranteed amount you may take as distributions each policy year during the distribution period. Distributions taken in any policy year under this rider may be for an amount less than or equal to the guaranteed annual distribution, and may be taken any time during the distribution period. You may elect one of the following two distribution options on the exercise effective date:
•	Age 100 Option — The distribution period under this option is the period of time from the exercise effective date until the earlier of the insured’s age 100 or the insured’s death. The guaranteed annual distribution under this option is equal to the policy’s accumulated value multiplied by the guaranteed distribution percentage for the insured’s attained age, with the result reduced by 5% of any outstanding loan amount, all as of the exercise effective date.

•	Principal Option — The distribution period under this option is the period of time until the total guaranteed annual distributions paid to you are at least equal to the guaranteed distribution basis. The guaranteed annual distribution under this option is equal to the policy’s accumulated value multiplied by the guaranteed distribution percentage for the insured’s attained age, with the result reduced by 7% of any outstanding loan amount, all as of the exercise effective date.
The guaranteed distribution percentages will be shown in your policy specifications. The guideline level premium for your policy is shown in the policy specifications or in a later supplemental schedule of coverage.
To exercise the rider, or to reset the rider after exercise, each of the following conditions must be true as of the effective date:
1.	The insured is at least age 55.

2.	The policy’s death benefit option is Option A.

3.	No riders with regularly scheduled charges are in effect, other than this rider and any term insurance rider on the insured. If any such riders are in effect, you must request to terminate the riders before exercising this rider.

4.	No increase(s) in face amount of any term insurance rider on the insured is scheduled to take effect after the exercise of this rider. If any such increases in face amount are scheduled, you must request to cancel the increases before exercising this rider.

5.	If the insured is assigned a risk classification other than standard, any nonstandard rating has expired.

6.	Any amounts allocated to the variable accumulated value are allocated under an asset allocation model of an asset allocation program established and maintained by us. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this rider. You may also allocate accumulated value to the Fixed account and/or Fixed LT account.

7.	a) The policy’s accumulated value is at least 200% of the policy’s face amount, and the guaranteed annual distribution under this rider is greater than or equal to the negative of the policy’s guideline level premium, or

b)	The policy’s accumulated value is at least the exercise eligibility percentage shown in the policy specifications multiplied by the face amount, and the guaranteed annual distribution is greater than or equal to the negative of the guideline level premium and less than or equal to $1 plus the negative of the guideline level premium. The exercise eligibility percentage will never exceed 120%.
If any policy change needed to meet the exercise conditions of this rider would cause the policy to become classified as a modified endowment contract for federal tax purposes, you will first need to provide a written request to accept a modified endowment contract classification for this policy. In such case, you should first consult your tax advisor.
You may elect to reset this rider. The effective date for resetting the rider will be the policy anniversary on or next following the date we receive your written request, which will become your new exercise effective date. At the time of reset, you may elect a different distribution option, which will result in a new distribution period and a recalculation of the guaranteed annual distribution. We calculate a reset charge basis, which is equal to your policy’s net accumulated value immediately prior to resetting the rider, plus the total distributions taken since the most recent exercise effective date, minus the guaranteed distribution basis prior to reset. A reset charge will be deducted from the accumulated value if the reset charge basis is greater than zero. The reset charge will not exceed the reset charge basis multiplied by the reset charge rate shown in your policy specifications. The reset charge rate will never exceed 25%.
Any withdrawal which occurs after the exercise of this rider will reduce the policy’s face amount as follows:
•	If the total distributions taken, excluding loans and also excluding withdrawals includible in gross income according to federal tax laws, are less than the total premiums paid, we will limit any reduction in face amount so that the negative of your policy’s guideline level premium will not be greater than the guaranteed annual distribution; and

•	If the total distributions taken, excluding loans and also excluding withdrawals includible in gross income according to federal tax law, are at least equal to the total premiums paid, we will reduce the face amount so that the policy’s death benefit will be equal to the minimum death benefit under the policy while the policy continues in force. In such case, because the policy’s death benefit will not depend on its face amount, we will set the face amount to a minimal amount we establish for this purpose. The policy’s face amount is shown on your policy’s annual report.
If an immediate reduction in face amount after a withdrawal under this rider would cause the policy to become a modified endowment contract, such reduction may be deferred until such time as the reduction would not cause the policy to become a modified endowment contract.
This rider has a no-lapse feature. After exercise of this rider, if the net accumulated value on any monthly payment date is less than the sum of the monthly deduction plus any guaranteed annual distribution not yet taken in the current policy year, we will increase your accumulated value in the Fixed LT account by an amount called the guaranteed maximum distribution credit. The guaranteed maximum distribution credit is equal to A + B , where:
A =	the monthly deduction for the current policy month plus the difference between the interest charged on any policy loan and the interest credited on the loan account, and

B =	the distribution factor for the current policy month.
Once a guaranteed maximum distribution credit has been applied to your policy’s accumulated value, any elective transfer from the Fixed LT account will terminate this rider.
The distribution factor is equal to zero on the exercise effective date and on any day other than a policy anniversary. On any policy anniversary after the exercise effective date, we calculate the distribution factor. For the Age 100 Option, the distribution factor is equal to the guaranteed annual distribution. For the Principal Option, the distribution factor is equal to zero if the cumulative distribution factor previously calculated is at least equal to the guaranteed distribution basis, otherwise it is equal to the lesser of the guaranteed annual distribution or the result of the guaranteed distribution basis minus the most recent cumulative distribution factor. The cumulative distribution factor is zero on the exercise effective date and is calculated each time a distribution is taken. If a guaranteed maximum distribution credit has not previously been paid, the cumulative distribution factor is equal to the total distributions since the exercise effective date. If a guaranteed maximum distribution credit has previously been paid, the cumulative distribution factor is equal to the most recent cumulative distribution factor plus the current distribution factor.
Each time you take a distribution, we calculate a maximum allowable distribution. If total distributions in a policy year exceed the maximum allowable distribution, your rider will terminate and provides no additional benefit. How we calculate the maximum allowable distribution is determined by the distribution option in effect.
For the Age 100 Option, the maximum allowable distribution equals A - B, or, if greater, C - D - ((1 - (E / 0.05)) x F), where:
A =	guaranteed annual distribution

B =	total distributions taken in the current policy year

C =	accumulated value

D =	outstanding loan amount

E =	the guaranteed distribution percentage for the insured’s age as of the date of calculation

F =	the greater of the policy’s face amount or the accumulated value.
For the Principal Option, the maximum allowable distribution equals A - B, or, if greater, the lesser of (C - D - ((1 - (E / 0.07)) x F)) or (G - H) where:
A through F are the same as for the Age 100 Option shown directly above

G =	the guaranteed distribution basis

H =	the prior cumulative distribution factor.
If your total distributions in any policy year exceed the guaranteed annual distribution, but are less than the maximum allowable distribution, we will reduce the guaranteed annual distribution. The reduced guaranteed annual distribution will be effective immediately and will apply for future years in the distribution period. The reduced distribution will be equal to the guaranteed annual distribution before the reduction multiplied by ((A - B) / (A - C)) where:
A =	maximum allowable distribution

B =	current distribution taken

C =	the greater of zero or the result of the guaranteed annual distribution minus the total distributions taken in the current policy year.
If the policy lapses before the rider is exercised, and the policy is later reinstated, the rider will also be reinstated. If the policy lapses after the rider is exercised, and the policy is later reinstated, the rider will not be reinstated.
This rider is effective on the policy date unless otherwise stated. It will end upon the earliest of your written request, termination of the policy, or if any of the following occur after the exercise effective date:
1.	there is an increase in the policy’s face amount

2.	you change the death benefit option

3.	any distribution exceeds the maximum allowable distribution

4.	you request a transfer from the Fixed LT account if, prior to such transfer, a guaranteed maximum distribution credit has been made

5.	you add any rider with charges due

6.	any portion of the accumulated value is allocated to an investment option other than a fixed option or an asset allocation model eligible for use under this rider.
No provisions of this rider are intended to modify any of the policy’s federal tax qualification provisions.
Long term performance rider
Improves long term performance by reducing monthly deductions from the policy’s accumulated value. The rider may be purchased at policy issue for policies issued on or after ____________, 2006, subject to state availability. The rider is available for insureds between age 20 through 70. It is not available on a policy where you select the cash value accumulation test, or an optional accounting benefit rider or termination credit rider.

This rider provides reduced M&E risk face amount charges (preferred charges) that are less than the M&E risk face amount charges for a policy without this rider. The preferred charges apply to the initial face amount of your policy and the initial face amount schedule of any additional coverage under an annual renewable term rider. Your policy specifications include M&E risk face amount charges for your policy and any annual renewable term rider. The guaranteed maximum preferred charges provided by this long term performance rider for your policy and any annual renewable term rider are shown in the rider specifications.
The rider also increases the rates used to calculate your policy’s surrender charge for the initial face amount, so that if you surrender your policy, its surrender charge will be greater than that of a policy without this rider during the first 10 policy years. The surrender charge information in your policy specifications will reflect the rates used under this rider.
The preferred charges will apply to monthly deductions taken in the first policy year. Thereafter, to be eligible for the preferred charges, on each policy anniversary while the rider is in effect your total premiums paid, less total withdrawals, must equal or exceed the long term performance rider minimum premium requirement (LTP premium requirement). The LTP premium requirement on each policy anniversary is equal to the long term performance rider minimum premium amount (LTP premium amount) multiplied by the number of policy years completed. The LTP premium amount is determined at policy issue and is 90% of the guideline level premium or 7-pay premium, whichever is less. The LTP premium amount for your policy is shown in the policy specifications pages, and does not change after policy issue.
Thirty days prior to each policy anniversary while the rider is in effect, we determine if you have paid sufficient premium, less total withdrawals, to continue receiving the preferred charges under the rider. We will notify you of any additional premium necessary to continue the preferred charges. On each policy anniversary, if you meet the LTP premium requirement, we will use the preferred charges for the monthly deduction taken on the policy anniversary and each monthly payment date during the following policy year. If you have not met the LTP premium requirement as of a policy anniversary, the monthly deduction on that policy anniversary and thereafter will be calculated using the M&E risk face amount charges for your policy, and any annual renewable term rider.
During a policy year where the LTP premium requirement is not met on the policy anniversary, we will check your policy each month before taking the monthly deduction to see if you have paid additional premium. If you make a premium payment, and after such premium payment your total premiums paid, less total withdrawals, is sufficient to equal or exceed the LTP premium requirement calculated on the preceding policy anniversary, we will use the preferred charges in the monthly deduction calculation for the remainder of that policy year. The preferred charges will apply for the monthly payment date on or following the date we receive the premium payment which meets the LTP premium requirement, and continue until the next policy anniversary. If the LTP premium requirement is not met during a policy year, eligibility for the preferred charges can still be reinstated at any time before the rider expires by meeting the LTP premium requirement in a later year.
For example: For a policy with an LTP premium amount of $1,000 to qualify for the preferred charges during the fifth policy year, total premiums paid, less any withdrawals, must equal or exceed $4,000 on the fourth policy anniversary ($1,000 x 4 policy years completed). If the total premiums paid less any withdrawals is less than $4,000 on the fourth policy anniversary, your monthly deduction on the policy anniversary will be calculated using the M&E risk face amount charges for your policy, and any annual renewable term rider, as shown in your policy specifications. If additional premium is paid after the fourth policy anniversary, but before the fifth policy anniversary, and the additional premium is sufficient to bring the total premiums paid less any withdrawals to an amount at least equal to $4,000 on a monthly payment date, any remaining monthly deductions for the fifth policy year will be calculated with the preferred charges shown in the rider specifications.
The increased surrender charge rates resulting from this rider do not change for the duration of the rider, even if the LTP premium requirement is not met.
You elect a long term performance rider percentage at the time you apply for the rider. The long term performance rider percentage can be set from 1% to 100%, but the long term performance rider percentage for any policy will never be set so that the M&E Risk face amount charge is less than $0. A policy with a higher long term performance rider percentage will have a greater reduction in the M&E risk face amount charge rates than an otherwise identical policy with a lower long term performance rider percentage. It will also have a greater increase in the rates used to calculate the surrender charge. This means the policy with a higher long term performance rider percentage will have a lower cash surrender value if it is surrendered during the first 10 policy years. The long term performance rider percentage will be shown in your policy specifications pages, and the surrender charge shown in your policy specifications will reflect the changes made to the underlying rates by the long term performance rider percentage applied under this rider.
There is no direct charge for this rider other than through the increased surrender charge if the policy is surrendered while the rider is in force.
The rider is effective on the policy date and continues in force until the tenth policy anniversary, at which time it expires. If the policy lapses and is later reinstated, the rider will also be reinstated. You cannot terminate this rider.
Minimum earnings benefit rider
Allows allocation to the variable options while providing minimum earnings protection at rider maturity. The rider may be purchased at policy issue for policies issued on or after ____________, 2006, subject to state availability. The rider is available for an insured who is age 60 or younger. The monthly charge for this rider will be shown in your policy specifications pages.
To be eligible for this rider, any amounts allocated to the variable accumulated value must be allocated under an asset allocation model. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this rider. You may also allocate accumulated value to the Fixed account and/or Fixed LT account.
This rider provides that your policy’s accumulated value will be equal to the greater of the policy’s accumulated value immediately prior to rider maturity or the alternate accumulated value.
You elect a rider maturity date when you apply for this rider. Once selected, the rider maturity date may not be changed. The rider maturity date may be set from 10 to 15 years from the date of issue. The length of time before the rider matures affects the alternate accumulated value monthly factor and the alternate premium load, both used in the calculation of the alternate accumulated value and shown in your policy specifications. The alternate accumulated value monthly factor will never be less than 1.00295. The alternate premium load will never be greater than 25%.
The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the policy. The alternate accumulated value is initially zero and is calculated on each monthly payment date, including the policy date. The alternate accumulated value calculated on any monthly payment date is equal to:
•	the alternate accumulated value immediately prior to the calculation,

•	increased by any premiums paid since the prior monthly payment date, less the alternate premium load,

•	reduced by the policy’s actual monthly deduction on the monthly payment date and any other policy charges since the prior monthly payment date, and

•	reduced by any withdrawals that have been taken since the prior monthly payment date,

•	with the result multiplied by the alternate accumulated value monthly factor.
In the event of a loan or withdrawal, we reserve the right to reduce the alternate accumulated value so that the alternate accumulated value less outstanding loan amount is reduced in the same proportion as the policy’s accumulated value less outstanding loan amount is reduced as a result of such loan or withdrawal.
While this rider is in force, the policy will not enter the grace period as long as either the policy’s accumulated value or the alternate accumulated value, each less any outstanding loan amount, is sufficient to cover the monthly deduction due on a monthly payment date.
There is a minimum premium requirement to keep this rider in force. The minimum premium requirement to keep this rider in force, and the minimum premium date by which premiums paid must equal or exceed the minimum premium requirement, will be shown on your policy specifications. The minimum premium requirement will never exceed 450% of your policy’s guideline level premiums at policy issue, and must be paid by the end of the ninth policy year. If you do not pay enough premium by the minimum premium date to satisfy the minimum premium requirement, we will send you a rider grace period notice stating the amount of additional premium you must pay to keep the rider in force and the date, not less than 31 days after our mailing of the notice, by which we must receive such additional premium. If we have not received the additional premium by that date, this rider will terminate and no further benefits will be provided by the rider.
On the rider maturity date, we will set the policy’s accumulated value to be equal to the alternate accumulated value, if the latter is larger, and the rider will terminate unless you elect to renew it. Before the rider maturity date, the alternate accumulated value has no effect on the policy’s accumulated value and provides no minimum earnings. This rider provides no guarantee of any particular interest rate or dollar amount. The alternate accumulated value may be less than the policy’s accumulated value and may be less than the total premium paid.
You may elect to renew the rider at rider maturity. If you renew the rider, you will elect a new rider maturity date based on the options available at the time you renew, and we will send you a supplemental schedule of coverage which will show the specifications for the renewed rider. The rider specifications, including the rider charge and alternate premium load, may differ after renewal of the rider. To renew this rider, we must receive your written request to renew at least 30 days prior to the rider maturity date.
If you renew this rider, the initial alternate accumulated value will be equal to the policy’s accumulated value after any increase on the prior rider maturity date, multiplied by the result of 1 minus the alternate premium load shown on the supplemental schedule of coverage for the renewed rider. All provisions of the rider will continue after renewal, but based on the supplemental schedule of coverage for the renewed rider.
This rider is effective on the policy date unless otherwise stated. It will end upon the earliest of your written request, termination of the policy, if any portion of the accumulated value is allocated to an investment option other than a fixed option or an asset allocation model eligible for use under this rider, at the end of the rider grace period if you have not paid sufficient premium to keep the rider in force, or the rider maturity date if you do not elect to renew this rider.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.[1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)[1]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers[2]

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.[11]

(4)	(a)	Flexible Premium Variable Life Insurance Policy[1]

	(b)	Annual Renewable Term Rider (form R98-AR)[1]

	(c)	Accounting Benefit Rider (form R98-AB)[1]

	(d)	Accelerated Living Benefit Rider (form R92-ABR)[1]

	(e)	Spouse Term Rider (form R98-ART-VL)[1]

	(f)	Children’s Term Rider (form R84-CT)[1]

	(g)	Waiver of Charges (form R98-WC)[2]

	(h)	Accidental Death Benefit (form R84-AD)[1]

	(i)	Guaranteed Insurability Rider (form R84-GI)[1]

	(j)	Disability Benefit Rider (form R84-DB)[1]

	(k)	Surrender Charge Endorsement (E9852S)[3]

	(l)	Endorsement (E9852T)[4]

	(m)	Estate Tax Repeal Rider[5]

	(n)	Waiver of Charges (form R48-WC)[8]

	(o)	Guaranteed Insurability Rider (form R84-DB)[8]

	(p)	Flexible Premium Variable Life Insurance Policy (P04SE2)[9]

	(q)	Short Term No Lapse Guarantee Rider (R04PNL)[9]

	(r)	Annual Renewable Term Rider (R04ART)[9]

	(s)	Accounting Benefit Rider (R04ABR)[9]

	(t)	Overloan Protection Rider (R05OLP)[10]

	(u)	Termination Credit Rider I (R05TC1)[10]

	(v)	Termination Credit Rider II (R05TC2)[10]

	(w)	Long-term Performance Rider

	(x)	Minimum Earnings Benefit Rider

	(y)	Guaranted Minimum Distribution Rider

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire [5]

(6)	(a)	Bylaws of Pacific Life Insurance Company[1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company[1]

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company[13]

	(d)	Bylaws of Pacific Life Insurance Company As Amended September 1, 2005[13]

(7)	Form of Reinsurance Contract[8]

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund[6]

	(b)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00[5]

	(c)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00[5]

	(d)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02[7]

	(d)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III[10]

	(e)	Service Contract with Fidelity Distributors Corporation[10]

	(f)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.[11]

	(g)	Administrative Services Agreement with FAM Distributors, Inc.[10]

	(h)	Participation Agreement with T. Rowe Price Equity Series, Inc.[11]

	(i)	Administrative Services Agreement with T. Rowe Price Associates, Inc.[11]

	(j)	Participation Agreement with Van Eck Worldwide Insurance Trust[11]

	(k)	Service Agreement with Van Eck Securities Corporation[10]

	(l)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company[11]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered[1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm[12]

	(b)	Consent of Dechert[12]

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)	Power of Attorney[7]

[1]	Filed as part of Registration Statement on Form S-6 filed via EDGAR on July 31, 1998, File No. 333-60461, Accession Number 0001017062-98-001653.

[2]	Filed as part of Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 filed via EDGAR on November 19, 1998, File No. 333-60461, Accession Number 0001017062-98-002348.

[3]	Filed as part of Post-Effective Amendment No. 1 to Registration Statement on Form S-6 filed via EDGAR on February 5, 1999, File No. 333-60461, Accession Number 0001017062-99-000149.

[4]	Filed as part of Post-Effective Amendment No. 8 to Registration Statement on Form S-6 filed via EDGAR on December 1, 2000, File No. 333-60461, Accession Number 0001017062-00-002422.

[5]	Filed as part of Post-Effective Amendment No. 10 to Registration Statement on Form S-6 filed via EDGAR on April 25, 2001, File No. 333-60461, Accession Number 0001017062-01-500078.

[6]	Filed as part of Post-Effective Amendment No. 3 to Registration Statement on Form S-6 filed via EDGAR on March 1, 2000, File No. 333-60461, Accession Number 0001017062-00-000590.

[7]	Filed as part of Post-Effective Amendment No. 13 to Registration Statement on Form S-6 filed via EDGAR on April 24, 2002, File No. 333-60461, Accession Number 0001017062-02-000847.

[8]	Filed as part of Post-Effective Amendment No. 17 to Registration Statement on Form N-6 filed via EDGAR on April 28, 2003, File No. 333-60461, Accession Number 0001017062-03-000953.

[9]	Filed as part of Post-Effective Amendment No. 21 to Registration Statement on Form N-6 filed via EDGAR on March 1, 2004, File No. 333-60461, Accession Number 0001193125-04-032150.

[10]	Filed as part of Post-Effective Amendment No. 24 to Registration Statement on Form N-6 filed via EDGAR on February 10, 2005, File No. 333-60461, Accession Number 0000892569-05-000052.

[11]	Filed as part of Post-Effective Amendment No. 34 to Registration Statement on Form N-6 filed via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

[12]	Filed as part of Post-Effective Amendment No. 25 to Registration Statement on Form N-6 filed via EDGAR on April 20, 2005, File No. 333-60461, Accession Number 0000892569-05-000260.

[13]	Filed as part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-6 filed via EDGAR on December 6, 2005, File No. 333-60461, Accession Number 0000892569-05-001147.

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life

Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
James T. Morris	Executive Vice President and Chief Insurance Officer
Brian D. Klemens	Vice President and Treasurer
Edward R. Byrd	Vice President, Controller and Chief Accounting Officer

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) or Pacific Select Exec Separate Account.
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	California
Pacific LifeCorp^	Delaware	98
Pacific Life Insurance Company +	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Associated Financial Group, Inc.	California	100
Associated Planners Investment Advisory, Inc.	California	100
Associated Securities Corp.	California	100
M.L. Stern & Co., LLC	Delaware	100
Tower Asset Management, LLC	Delaware	100
Mutual Service Corporation	Michigan	100
Contemporary Financial Solutions, Inc.	Delaware	100
United Planners’ Group, Inc.	Arizona	100
United Planners’ Financial Services of America (1)	Arizona	See (1) below
UPFSA Insurance Agency of Arizona, Inc.	Arizona	100
United Planners Insurance Agency of Massachusetts, Inc.	Massachusetts	100
Waterstone Financial Group, Inc.	Illinois	100
Pacific Select Group, LLC	Delaware	100
Pacific Asset Management LLC	Delaware	100
Carson-Pacific LLC	Delaware	40
Allianz-PacLife Partners LLC (3)	Delaware	See (3) below
Pacific Financial Products Inc.	Delaware	100
Allianz Global Investors of America, Inc. (2)	Delaware	See (2) below
Pacific TriGuard Partners LLC	Delaware	100
Confederation Life and Annuity Company	Georgia	100
Asset Management Finance Corporation	Delaware	50
AMF-ACM Finance LLC	Delaware	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.	Delaware	100
Grayhawk Golf Holdings LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf LLC	Nevada	100
CW Atlanta LLC	Delaware	100
CityWalk Towers, LLC	Delaware	90
College Savings Bank	New Jersey	100
College Savings Trust	Montana	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Aviation Capital Group Holding Corp.	Delaware	95
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition V Corporation	Delaware	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition VIII LLC	Delaware	34
ACG Acquisition XIV LLC	Delaware	20
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust (Statutory Trust)	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland, Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition XXI LLC	Delaware	100
ACG Acquisition 40 LLC	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG Acquisition IX LLC	Delaware	33
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II (Statutory Trust)	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37-38 LLCs	Delaware	100
ACG Acquisition Ireland II, Limited	Ireland	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 – 36 and 39 LLCs	Delaware	100
ACGFS LLC	Delaware	100
Boullioun Aviation Services Inc. #	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
V2500 Statutory Trust	Connecticut	100
Boullioun Portfolio Finance IV LLC	Nevada	100
Rainier Aircraft Investment Notes Trust (Statutory Trust)	Delaware	100
Desert Rainier LLC	Nevada	100
Boullioun Aviation Services (Bermuda) Limited	Bermuda	100
Boullioun Aviation Services (Netherlands) BV	Netherlands	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1 (Statutory Trust)	Delaware	100
BAHC (Bermuda) One Limited	Bermuda	100
Bellevue Aircraft Leasing Limited	Ireland	100
Bellevue Coastal Leasing LLC	Washington	100
Northern Aircraft Leasing AS	Norway	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
ACG Acquisition 30288 LLC	Delaware	100
ACG Acquisition 30743 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
30279 Statutory Trust	Connecticut	100
30280 Statutory Trust	Connecticut	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
29141 Statutory Trust	Connecticut	100

#	means abbreviated structure

(1)	United Planners Group is the general partner and holds an approximately 45% general partnership interest.

(2)	Allianz-PacLife Partners LLC and Pacific Financial Products, Inc. own the Class E units.

(3)	Pacific Asset Management LLC holds a non-managing membership interest.

^	Pacific Life ESOP owns 2%

+	Pacific Life owns a direct membership interest in Allianz-PacLife Partners LLC

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

(a)	Other Activity.

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account of Pacific Life, Pacific Select Variable Annuity Separate Account of Pacific Life, Pacific Corinthian Variable Separate Account of Pacific Life, Separate Account A of Pacific Life, Separate Account B of Pacific Life, Pacific Select Exec Separate Account of PL&A, Separate Account A of PL&A and Pacific Select Fund.

(b)	Management.

Name	Positions and Offices with Underwriter

Peter S. Deering	Director & SVP, Strategic Growth
John L. Dixon	Director, President
Adrian S. Griggs	Director, VP, Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Michael A. Bell	SVP
Dewey Bushaw	SVP
Robert C. Hsu	SVP, Chief Information Officer
Edward R. Byrd	VP
Martha A. Gates	VP
Thomas Gibbons	VP, Tax
Michael S. Graham	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
Alyce F. Peterson	VP
Gail L. Cobin	AVP
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

(c)	Compensation from the Registrant.

(1)	(2)	(3)	(4)	(5)
Compensation on
Events Occasioning
Name of	Net Underwriting	the Deduction of a	Brokerage	Other
Principal Underwriter	Discounts and Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 23rd day of December, 2005.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:

Thomas C. Sutton*
Chief Executive Officer

By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-60461, Accession No. 0001017062-02-000847, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 23rd day of December, 2005.

By:	PACIFIC LIFE INSURANCE
COMPANY
(Registrant)

By:
Thomas C. Sutton*
Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-60461, Accession No. 0001017062-02-000847, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Name	Title	Date

* Thomas C Sutton	Director, Chairman of the Board and Chief Executive Officer	_________, 2005

* Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer	_________, 2005

* David R. Carmichael	Director, Senior Vice President and General Counsel	_________, 2005

* Audrey L. Milfs	Director, Vice President and Corporate Secretary	_________, 2005

* James T. Morris	Executive Vice President and Chief Insurance Officer	_________, 2005

* Edward R. Byrd	Vice President, Controller and Chief Accounting Officer	_________, 2005

* Brian D. Klemens	Vice President and Treasurer	_________, 2005

*By:	/s/ DAVID R. CARMICHAEL	December 23, 2005

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-60461, Accession No. 0001017062-02-000847, and incorporated by reference herein.)